UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2009

infoGROUP Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34298	47-0751545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5711 South 86th Circle
Omaha, Nebraska	68127
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (402) 593-4500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1

Explanatory Note: This Amendment No. 1 (“Amendment No. 1”) is filed by infoGROUP Inc. (“infoGROUP”or the “Company”) to amend and supersede financial results as of and for the three and six months ended June 30, 2009 in items 2.02 and the associated Exhibit 99.1, as originally appeared in our Form 8-K filed on August 3, 2009.
Item 2.02. Results of Operations and Financial Condition.
On August 3, 2009, infoGROUP Inc. issued a press release announcing its earnings for the three and six months ended June 30, 2009. Subsequently, Management determined that we had historically recorded certain directory revenue within a business unit of the Data Group segment prior to it being realized. The revised press release, reflecting the correcting adjustment, is attached as an exhibit to this Amendment No. 1.
The information set forth in this Amendment No. 1 and the exhibits attached hereto are deemed “furnished”, not filed, for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the ‘Exchange Act”), or otherwise subject to the liabilities of that Section 18, and this Amendment No. 1 and the exhibits attached hereto shall not be incorporated by reference into any filing by infoGROUP under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished pursuant to Item 2.02:

Exhibit No.	Description

99.1	Earnings Release of infoGROUP (revised) dated August 10, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

infoGROUP Inc. (Registrant)

By:	/s/ Thomas Oberdorf

Thomas Oberdorf Executive Vice President and Chief Financial Officer
Date: August 10, 2009